SGA Global Growth Fund (SGAGX)
A series of the Investment Managers Series Trust

Supplement dated August 12 2013, to the
Summary Prospectus dated February 4, 2013
and the Prospectus and the Statement of Additional Information dated February 1, 2013

*** Important Notice Regarding Fund Reorganization ***

On August 6, 2013, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved, subject to shareholder approval, a proposed reorganization (the “Reorganization”) of the SGA Global Growth Fund (the “Fund”), a series of the Trust, into a newly created series of American Beacon Funds (the “AB Trust”), American Beacon SGA Global Growth Fund (the “AB Fund”).  The AB Fund is designed to be substantially similar to the Fund from an investment perspective.  The Reorganization will shift management oversight responsibility for the Fund to American Beacon Advisors, Inc. (the “Manager”) while retaining Sustainable Growth Advisers, LP, the investment adviser of the Fund, as the sub-adviser to the AB Fund (“SGA” or the “Sub-Adviser”).  The portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the Fund will remain the same.

SGA recommended the Reorganization to the Board because SGA believes that the Reorganization has the potential to expand the Fund’s presence in more distribution channels, increase its asset base and lower operating expenses as a percentage of assets.  In addition, the Reorganization is expected to result in a decrease in the overall gross expense ratio, and net expense ratio through May 30, 2015, and a decrease in the advisory fees payable by the AB Fund, as compared to the expenses and advisory fees that are currently paid by the Fund.

In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization and Termination (the “Plan”).  The Plan provides for an exchange of shares of the Fund for Institutional Class shares of the AB Fund, which would be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund, and the AB Fund’s assumption of all of the liabilities of the Fund.  Shareholders of the Fund will receive shares of the Institutional Class of the AB Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganization.  The effect of the Reorganization is that the Fund’s shareholders will become shareholders of the AB Fund.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will be asked to consider and vote on the Plan.  The shareholder meeting will occur at 2:00 p.m. Eastern time on September 27, 2013, at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. If shareholders of the Fund approve the Reorganization, it is expected to take effect on or about October 4, 2013.

Please file this Supplement with your records.